EXHIBIT 32.2

VIKING INVESTMENTS GROUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Viking Investments Group, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Guangfeng Yang, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 20, 2015	By:	/s/ Guangfeng Yang
Guangfeng Yang Chief Financial Officer
(Principal Financial Officer)